Intangible assets	12 Months Ended
Mar. 31, 2024
Intangible assets and goodwill [abstract]
Intangible assets	Intangible assets

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Cost to fulfill customer contracts	Other intangible assets	Software	Total
Opening balance as of April 1, 2023	512,273	45,909	656,518	19,385	10,258	167,455	1,411,798
Additions	—	2	—	1,226	363	33,665	35,256
Disposals	—	—	—	—	(1,130)	(4,159)	(5,289)
Exchange differences	1,800	(24)	—	(79)	(228)	(769)	700
Accumulated acquisition values	514,073	45,887	656,518	20,532	9,263	196,192	1,442,465

Opening balance as of April 1, 2023	—	(23,861)	(652,145)	(13,618)	(8,865)	(101,641)	(800,130)
Amortization	—	(2,237)	(223)	(1,753)	(529)	(24,872)	(29,614)
Disposals	—	—	—	—	1,069	3,628	4,697
Exchange differences	—	—	—	33	207	605	845
Accumulated amortization	—	(26,098)	(652,368)	(15,338)	(8,118)	(122,280)	(824,202)

Opening balance as of April 1, 2023	(2,015)	—	—	—	(498)	(3,647)	(6,160)
Impairment	—	(1,156)	—	—	—	(32)	(1,188)
Disposals	—	—	—	—	—	23	23
Exchange differences	125	1	—	—	—	11	137
Accumulated impairment	(1,890)	(1,155)	—	—	(498)	(3,645)	(7,188)

Net book value as of March 31, 2024	512,183	18,634	4,150	5,194	647	70,267	611,075

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Cost to fulfill customer contracts	Other intangible assets	Software	Total
Opening balance as of April 1, 2022	487,685	46,025	652,052	17,093	10,247	144,224	1,357,326
Acquisition of subsidiaries	29,239	—	4,466	—	—	2,738	36,443
Purchases	—	—	—	2,577	869	25,688	29,134
Disposals	—	—	—	—	(557)	(1,420)	(1,977)
Disposal of subsidiary	—	—	—	—	—	(687)	(687)
Exchange differences	(4,651)	(116)	—	(285)	(301)	(3,088)	(8,441)
Accumulated acquisition values	512,273	45,909	656,518	19,385	10,258	167,455	1,411,798

Opening balance as of April 1, 2022	—	(21,624)	(641,489)	(11,914)	(8,347)	(83,916)	(767,290)
Amortization	—	(2,237)	(10,656)	(1,803)	(909)	(21,390)	(36,995)
Disposals	—	—	—	—	157	1,086	1,243
Disposal of subsidiary	—	—	—	—	—	416	416
Exchange differences	—	—	—	99	234	2,163	2,496
Accumulated amortization	—	(23,861)	(652,145)	(13,618)	(8,865)	(101,641)	(800,130)

Opening balance as of April 1, 2022	(2,063)	—	—	—	(498)	(3,449)	(6,010)
Impairment	—	—	—	—	—	(247)	(247)
Disposals	—	—	—	—	—	37	37
Exchange differences	48	—	—	—	—	12	60
Accumulated impairment	(2,015)	—	—	—	(498)	(3,647)	(6,160)

Net book value as of March 31, 2023	510,258	22,048	4,466	5,674	895	62,167	605,508
Goodwill
Management reviews the business performance from a product perspective. TFS, Payments and PPS have been identified as the main product groups and the Group's operating segments. Goodwill is monitored by management at the operating segment level for TFS and Payments, and at the ZigZag, Yocuda, and ShipUp businesses level for PPS. The following is a summary of the goodwill allocated to each cash-generating unit:

(EUR thousand)	As of March 31
Goodwill	2024	2023
TFS	361,750	362,069
Payments	49,525	50,076
ZigZag	63,825	61,045
Yocuda	7,844	7,829
ShipUp	29,239	29,239
Total	512,183	510,258
TFS and Payments
The recoverable amount of each Cash Generating Unit (CGU) has been determined based on value-in-use calculations; these calculations use post-tax cash flow projections based on management’s current view at the time of the analysis. Cash flows beyond the 4-year period are extrapolated using an estimated growth rate stated below.
In determining the forecasts for the TFS and Payments CGUs over the 4-year period employed in the value-in-use calculation, the Group applied estimated recovery percentages against actual revenues achieved during the pre-COVID-19 period (January to December 2019).
Though the TFS and Payments CGUs offer different solutions, the underlying driver of both is international travel and extra-regional transactions; the key assumptions used for the value-in-use calculations are as follows:
•Post-tax discount rate of 9.00% (10.61% as of March 31, 2023) for the TFS CGU.
•Post-tax discount rate of 8.52% (9.06% as of March 31, 2023) for the Payments CGU.
•A COVID-19 impact on near-term industry volumes; in particular, following the full recovery observed in the third quarter of the financial year ending March 31, 2024 and based on a combination of internal and external data such as airline industry reports, revenue levels were assumed with an increase of 9.8% in the short-term period compared to pre-COVID-19 and with a compound average growth rate of 7.9% in the subsequent three financial years.
•After the business plan period, assumed terminal growth rates of 1.6% and 2.3% have been applied for TFS and Payments CGUs, respectively (1.7% and 2.3% as of March 31, 2023).
As of March 31, 2024, and with respect to the TFS CGU, the headroom was EUR1,715.7 million, with the percentage by which the TFS recoverable amount exceeded the carrying value being 419%. With respect to the Payments segment, the headroom was EUR230.0 million, with the percentage by which the Payments recoverable amount exceeded the carrying value being 241%.
The directors and management have considered and assessed reasonably possible changes for key assumptions and have not identified any instances that could cause the carrying amount of either the TFS or the Payments CGUs to exceed their recoverable amounts.
Post-Purchase Solutions
Goodwill allocated in total to PPS amounts to EUR100.9 million. Management has identified three CGUs, namely ZigZag, Yocuda, and ShipUp with corresponding goodwill of EUR63.8 million, EUR7.8 million, and
EUR29.2 million, respectively. As the goodwill attributed to Yocuda represents less than 2% of the total Group goodwill, only information relating to ZigZag and ShipUp CGUs is presented below, for which the recoverable amount is determined based on the fair value less cost of disposal categorized for ShipUp CGU as Level 2 within the fair value hierarchy, due to the other-than-quoted prices observable inputs utilized in the valuation, and as Level 3 for ZigZag CGU, due to the combination of other-than-quoted prices observable inputs and non-observable inputs utilized in the valuation.
ZigZag
In the case of ZigZag, the recoverable amount of the CGU has been assessed based on the fair value less cost of disposal of the underlying assets, which has been based on a market approach utilizing 2024 trading multiples of comparable listed companies operating in the eCommerce sector, calculated as enterprise value divided by 2024 projected revenue.
Taking into consideration that ZigZag is a start-up operating at a loss until March 31, 2024, management deemed the revenue multiple as the key valuation metric; adjusted EBITDA and net income multiples were not considered, given several of the peers are expected to be similarly operating at a loss.
The implied average revenue multiple for the peer group of ZigZag is approximately 4.3x, when the values for the peer group ranged from 1.6x to 12.3x, resulting in a derived recoverable amount that exceeded the carrying amount by EUR28.9 million, with the percentage by which the ZigZag recoverable amount exceeded the carrying value being 46%.
The sensitivity analysis for ZigZag showed that the recoverable amount would equate the carrying amount if the 2024 revenue projections, or comparable peer revenue multiple, would be decreased by approximately 50% or became 3.0x, respectively, with the latter assessed by the directors and management as the sole reasonably possible change that could cause the carrying amount of the ZigZag CGU to exceed its recoverable amount.
ShipUp
The recoverable amount of the ShipUp CGU has been determined based on the fair value less cost of disposal of the underlying assets, which has been based on a market approach utilizing transaction multiples of companies operating in the same industry as ShipUp, calculated as enterprise value divided by actual revenue.
Taking into consideration that ShipUp is a start-up, operating at a loss until March 31, 2024, management deemed the revenue multiple as the key valuation metric.
The implied median revenue multiple for the comparable transactions is approximately 7.3x, when the values for the comparable transactions ranged from 4.0x to 12.7x resulting in a derived recoverable amount that exceeded the carrying amount by EUR1.0 million, with the percentage by which the ShipUp recoverable amount exceeded the carrying value being 3%.
The sensitivity analysis for ShipUp showed that the recoverable amount would equate the carrying amount if the revenue multiple of comparable transactions of companies became 7.1x, which the directors and management have assessed as the sole reasonably possible change that could cause the carrying amount of the ShipUp CGU to exceed its recoverable amount.
Trademarks
As part of the business combinations in 2012, when Silver Lake and Partners Group acquired Global Blue Group, and in 2016, when Global Blue acquired Currency Select, new intangibles were identified and defined as trademarks. The fair value of trademarks was determined by calculating their value-in-use with the "Relief from Royalty" method; the assets will be fully amortized by July 2032.
During the financial year ended March 31, 2024, the “Currency Select” trademark that was recognized in 2016 and historically used to conduct Payments operations mainly in Australia, was fully impaired following the decision of the Group to replace it with the main Global Blue brand; the corresponding EUR1.2 million impairment loss was recognized in the income statement.
No impairment tests have been performed for trademarks with definite useful life as there were no impairment indicators identified.
Customer Relationships
As part of the ShipUp acquisition during the financial year ended March 31, 2023, the Group identified customer relationships as a separate intangible asset with a EUR4.5 million fair value. These comprise of different types of customers, categorized based on revenue and geographical footprint or services offered. The expected economic life for the customer relationships is 20 years, and these will be fully amortized by October 2042.
No impairment tests have been performed for customer relationships as there were no impairment indicators identified.
Cost to fulfill customer contracts
The cost to fulfill customer contracts includes mainly IT-related costs incurred by the Group to fulfill its obligations under certain TFS contracts; fulfillment costs are amortized as long as a service is being rendered over the TFS contract period.
Other intangible assets
Other intangibles include licenses acquired and software purchased from external parties.
Software
Software consists of IT software internally developed for TFS and Payments businesses and the PPS software, that has been acquired within the framework of the ZigZag, Yocuda, and ShipUp acquisitions, with an initial fair value of EUR5.2 million, EUR1.2 million, and EUR2.7 million respectively. All three PPS platforms are being amortized over a 5-year period.
For the financial year ended March 31, 2024 total capitalized software development expenditure amounted to EUR33.7 million (EUR25.7 million for the financial year ended March 31, 2023) out of the total development costs incurred of EUR60.1 million (EUR51.2 million for the financial year ended March 31, 2023).